Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Corporate Bonds – 2.1%
Industrial Conglomerates – 2.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ (cost $69,238,268)	$75,654,000	$59,395,955
Common Stocks – 96.6%
Aerospace & Defense – 3.2%
L3Harris Technologies Inc	522,055	88,577,072
Banks – 2.9%
Citigroup Inc	1,599,658	81,742,524
Biotechnology – 2.6%
Insmed Inc*	1,374,914	37,865,132
Neurocrine Biosciences Inc*	294,609	35,942,298
		73,807,430
Capital Markets – 5.3%
Apollo Global Management Inc	1,555,246	77,637,880
Morgan Stanley	1,455,946	70,322,192
		147,960,072
Construction Materials – 0.8%
Summit Materials Inc*	1,468,558	23,614,413
Containers & Packaging – 6.3%
Crown Holdings Inc*	2,695,612	175,565,210
Diversified Consumer Services – 4.3%
ServiceMaster Global Holdings Inc*	3,362,825	120,019,224
Diversified Financial Services – 0.1%
GTY Technology Holdings Inc*,#	400,000	1,666,000
Electric Utilities – 2.3%
American Electric Power Co Inc	787,415	62,709,731
Entertainment – 4.2%
Liberty Media Corp-Liberty Formula One*	2,302,707	73,018,839
Warner Music Group Corp - Class A*,#	1,489,837	43,950,191
		116,969,030
Equity Real Estate Investment Trusts (REITs) – 4.9%
VICI Properties Inc	6,800,329	137,298,642
Health Care Equipment & Supplies – 5.8%
Boston Scientific Corp*	2,891,314	101,514,035
Globus Medical Inc*	537,957	25,665,928
ICU Medical Inc*	185,444	34,179,184
		161,359,147
Hotels, Restaurants & Leisure – 1.2%
Eldorado Resorts Inc*,#	349,245	13,990,755
Monarch Casino & Resort Inc*	549,026	18,710,806
		32,701,561
Household Products – 1.9%
Reynolds Consumer Products Inc	1,512,888	52,557,729
Interactive Media & Services – 0.9%
Snap Inc*	1,036,431	24,345,764
Internet & Direct Marketing Retail – 4.8%
Amazon.com Inc*	34,665	95,634,495
Chewy Inc*,#	825,174	36,877,026
		132,511,521
Leisure Products – 2.7%
Hasbro Inc	1,015,973	76,147,176
Machinery – 2.0%
Stanley Black & Decker Inc	405,613	56,534,340
Media – 4.6%
GCI Liberty Inc*	1,805,212	128,386,677
Metals & Mining – 5.2%
Constellium SE*,£	7,133,913	54,788,452
Freeport-McMoRan Inc	7,829,621	90,588,715
		145,377,167
Multi-Utilities – 4.2%
Sempra Energy	998,074	117,004,215
Pharmaceuticals – 7.8%
Collegium Pharmaceutical Inc*,£	2,264,477	39,628,347
Elanco Animal Health Inc*	2,246,984	48,197,807
Horizon Therapeutics PLC*	2,332,707	129,651,855
		217,478,009
Semiconductor & Semiconductor Equipment – 8.8%
Lam Research Corp	159,257	51,513,269
Marvell Technology Group Ltd	3,210,769	112,569,561

Shares or Principal Amounts		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Microchip Technology Inc	781,107	$82,258,378
		246,341,208
Software – 2.6%
Avalara Inc*	222,459	29,607,068
Zendesk Inc*	496,514	43,956,384
		73,563,452
Textiles, Apparel & Luxury Goods – 1.0%
Under Armour Inc*	3,122,761	27,605,207
Trading Companies & Distributors – 1.8%
Ferguson PLC	613,361	50,167,705
Wireless Telecommunication Services – 4.4%
T-Mobile US Inc*	1,171,764	122,039,221
Total Common Stocks (cost $2,299,435,239)		2,694,049,447
Rights – 0.3%
Pharmaceuticals – 0.3%
Bristol-Myers Squibb Co*	2,222,413	7,956,239
Wireless Telecommunication Services – 0%
T-Mobile US Inc*	1,009,831	169,652
Total Rights (cost $4,923,017)		8,125,891
Investment Companies – 1.1%
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $30,485,674)	30,482,626	30,485,674
Investments Purchased with Cash Collateral from Securities Lending – 2.1%
Investment Companies – 1.7%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	47,075,082	47,075,082
Time Deposits – 0.4%
Royal Bank of Canada, 0.0900%, 7/1/20	$10,707,914	10,707,914
Total Investments Purchased with Cash Collateral from Securities Lending (cost $57,782,996)		57,782,996
Total Investments (total cost $2,461,865,194) – 102.2%		2,849,839,963
Liabilities, net of Cash, Receivables and Other Assets – (2.2)%		(62,193,032)
Net Assets – 100%		$2,787,646,931

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,795,051,511	98.1%
Netherlands	54,788,452	1.9

Total	$2,849,839,963	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 6/30/20
Common Stocks - 3.4%
Metals & Mining - 2.0%
Constellium SE*	$-	$(1,176,792)	$(28,486,152)	$54,788,452
Pharmaceuticals - 1.4%
Collegium Pharmaceutical Inc*	-	-	9,803,824	39,628,347
Total Common Stocks	$-	$(1,176,792)	$(18,682,328)	$94,416,799
Investment Companies - 1.1%
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	398,536	5,399	-	30,485,674
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Investment Companies - 1.7%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	119,816∆	-	-	47,075,082
Total Affiliated Investments - 6.2%	$518,352	$(1,171,393)	$(18,682,328)	$171,977,555

(1) For securities that were affiliated for a portion of the period ended June 30, 2020, this column reflects amounts for the entire period ended June 30, 2020 and not just the period in which the security was affiliated.

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Common Stocks - 3.4%
Metals & Mining - 2.0%
Constellium SE*	66,154,203	19,100,746	(803,553)	54,788,452
Pharmaceuticals - 1.4%
Collegium Pharmaceutical Inc*	20,877,459	8,947,064	-	39,628,347
Investment Companies - 1.1%
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	118,196,467	766,088,908	(853,805,100)	30,485,674
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Investment Companies - 1.7%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	334,750	184,240,754	(137,500,422)	47,075,082

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Citigroup:

Avalara Inc	1,200	150.00	USD	7/17/20	$(15,970,800)	$174,000	$53,267	$(120,733)
Lam Research Corp	300	350.00	USD	7/17/20	(9,703,800)	111,000	(4,031)	(115,031)
Microchip Technology Inc	1,200	115.00	USD	7/17/20	(12,637,200)	84,000	8,052	(75,948)
						369,000	57,288	(311,712)

Morgan Stanley:

Stanley Black & Decker Inc	1,000	150.00	USD	7/17/20	(13,938,000)	130,000	(89,302)	(219,302)
						130,000	(89,302)	(219,302)
Total - Written Call Options						499,000	(32,014)	(531,014)
Total OTC Written Options						$499,000	$(32,014)	$(531,014)

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2020

Market Value
Written options contracts, call	$ 135,726

Notes to Schedule of Investments (unaudited)

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2020. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$59,395,955	$-
Common Stocks
Trading Companies & Distributors	-	50,167,705	-
All Other	2,643,881,742	-	-
Rights	8,125,891	-	-
Investment Companies	-	30,485,674	-
Investments Purchased with Cash Collateral from Securities Lending	-	57,782,996	-
Total Assets	$2,652,007,633	$197,832,330	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$531,014	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.